MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition by MDI, Inc of FAS Construction Management, Inc. and are derived from our historical financial statements adjusted for the pro forma effects of the October 8, 2007 acquisition of STC Holdings, Inc. and the historical financial statements of FAS Construction Management, Inc.  The company believes that including the pro forma effects of the STC Holdings, Inc. acquisition provides the reader with more accurate pro forma financial information for the company.   The historical financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should not be considered representative of our future consolidated results of operations or financial positions.

The following unaudited pro forma condensed combined financial information and explanatory entries present how the combined financial statements of MDI, Inc., STC Holdings, Inc. and FAS Construction Management, Inc. would have been combined as of September 30, 2007 (with respect to the balance sheet) and for the nine months ended September 30, 2007 and for the year ended December 31, 2006 (with respect to the statement of operations) had the acquisition occurred at the beginning of each period.  The unaudited pro forma condensed combined financial information shows the impact of the merger of MDI, Inc. and FAS Construction Management, Inc. on the financial position and results of operations under the purchase method of accounting with MDI, Inc. treated as the acquirer.  Under this method of accounting, the assets and liabilities of FAS Construction Management, Inc. are recorded by MDI, Inc. at the estimated fair values as of the date the merger is completed.

The acquisition of FAS Construction Management, Inc. provided for MDI, Inc. to pay 5,000,000 shares of MDI, Inc. common stock. In accordance with EITF Issue No. 99-12,  Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination , we have used $0.85 as the per share amount to value the common stock consideration paid to FAS Construction Management, Inc. shareholders.

The FAS Construction Management, Inc. acquisition was accounted for using the purchase method of accounting. The purchase price was paid on the October 19, 2007closing date.  The purchase price was allocated to the assets acquired, including liabilities assumed, based on estimated fair values at the date of the acquisition. The value of assets and liabilities was estimated based on purchase price and future intended use.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined as of the dates indicated.  This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of MDI, Inc., reflected in its quarterly and annual SEC filings, and of FAS Construction Management, Inc. appearing elsewhere in this document.  In addition, as explained more fully in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is preliminary and is subject to adjustment and may vary from the actual purchase price allocation that will be recorded as of the effective date of the merger.

MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT SEPTEMBER 30, 2007
(in thousands, except share and per share data)

	MDI, Inc. (A)	STC Holdings, Inc. (B)	FAS Construction Management, Inc. (C)	Disposition of STC Holdings, Inc. (D)	Entries in Consolidation and Intercompany Eliminations	Pro Forma Adjustments	MDI, Inc. Pro Forma
Current Assets:
Cash and cash equivalents	$1,969	$ -	$ 583	$ -	$ -	$ -	$ 2,552
Restricted cash	-	425	425	(425)	-	-	425
Accounts receivable	1,067	138	916	(138)	135 (E)	-	1,983
					(135) (F)
Inventories	466	-	-	-	-	-	466
Other current assets	232	-	71	-	-	986 (J)	1,289
Total current assets	3,734	563	1,995	(563)	-	986	6,715

Property and equipment, net	204	4,643	5,312	(4,660)	(441) (E)	-	8,201
					3,143(F)
Goodwill	4,612	-	-	-	4,563 (I)	-	9,175
Investment in subsidiary	-	-	-	-	710 (E)	(710) (J)	-
					263 (H)
					(263) (I)
Other non current assets	529	98	242	(98)	-	(144) (K)	627
Total assets	9,079	$ 5,304	7,549	$ (5,321)	$ 7,975	$ 132	$ 24,718
Current Liabilities:
Accounts payable	$ 595	$ 57	$ 224	$ (57)	$ 135 (E)	$ -	$ 819
					(135) (F)
Accounts payable – contractors	-	-	1,484	-	-	-	1,484
Accrued expenses	1,133	98	408	(98)	-	-	1,541
Deferred income	304	15	558	(15)	-	-	862
Line of credit	-	-	365	-	-	-	365
Notes payable	-	5,500	5,995	(5,500)	-	(471) (K)	5,524

Total Liabilities	2,032	5,670	9,034	(5,670)	-	(471)	10,595

Stockholders' Equity:
Preferred stock	977	-	-	-	-	-	977
Common stock	321	1	2,141	(1)	1 (E)	-	371
					(1) (G)
					(2,141) (H)
					50 (I)
Additional paid in capital	141,451	-	-	-	2,777 (G)	-	148,478
					4,250 (I)
Subscription receivable	(2,600)	-	-	-	-	-	(2,600)
Accumulated deficit	(133,102)	(367)	(3,626)	350	268 (E)	276 (J)	(133,102)
					367 (G)	327 (K)
					2,404 (H)
Total stockholders' equity	7,047	(366)	(1,485)	349	7,975	603	14,123
Total liabilities and stockholders' equity	$ 9,079	$ 5,304	$ 7,549	$ (5,321)	$ 7,975	$ 132	$ 24,718

MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AT SEPTEMBER 30, 2007
(in thousands, except share and per share data)

Pro forma adjustments are computed assuming the merger transaction was consummated on September 30, 2007.

(A)	Represents MDI, Inc. ("MDI") historical balance sheet as of September 30, 2007.
(B)	Represents STC Holdings, Inc. ("STC") historical balance sheet as of September 30, 2007.
(C)	Represents FAS Construction Management, Inc. ("FAS") historical balance sheet as of September 30, 2007 including STC Holdings, Inc. as part of the consolidated balance sheet.
(D)
Represents the elimination of STC Holdings balance sheet which was included in the September 30, 2007 FAS consolidated balance sheet.  STC disposition column does not agree to historical audited STC balance sheet by $17 due to purchase accounting applied on date of purchase June 2006.

(E)
Represents elimination entries to reflect FAS as a stand alone business (excluding STC) as of September 30, 2007.  This entry records related party receivable and related party payable of $135; elimination $441 intercompany fixed assets, records the investment in subsidiary $710 (eliminated in entry J) and eliminates accumulated deficit of $268.

(F)	This entry eliminates intercompany receivables and payables.
(G)
This entry represents entries in consolidation, related to MDI's acquisition of STC, to reflect the step-up in bases of property $3,143; eliminate $1 common stock $367 accumulated deficit of STC; and record additional paid in capital of MDI.

(H)
This entry represents entries in consolidation to eliminate equity of FAS (including the impact of entries J and K).  This entry recorded an investment of $263 (eliminated in entry I); it eliminated FAS common stock of $2,141; and accumulated deficit of $2,404.

(I)
This entry represents entries in consolidation to record MDI common stock $50, additional paid in capital $4,250; eliminate investment $263 (recorded in entry H) and record $4,563 goodwill.  The purchase price valuation is not completed and is based on information currently available.  The Company may adjust its preliminary purchase price after obtaining more information.

(J)
Represents the effects of the October 8th, 2007 transaction where FAS sold its investment in STC Holdings, Inc. to Ridgemont Investment Group, LLC and received a short term note receivable of $986.  This entry eliminated $710 of investment in subsidiary, recorded $986 other current asset and credit to accumulated deficit to reflect gain.

(K)
In exchange for forgiveness of related party debt, FAS transferred its other investments to its debt holders.  This entry reflects the $144 elimination of these investments and $471 related party debt offset by a gain of $327 reflected in the accumulated deficit.

MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands, except share and per share data)

	MDI, Inc. (A)	STC Holdings, Inc. (B)	FAS Construction Management, Inc. (C)	Disposition of STC Holdings, Inc. (D)	Entries in Consolidation and Intercompany Eliminations	Pro Forma Adjustments	MDI, Inc. Pro Forma

Net sales	$ 8,720	$ -	$ 5,021	$ -	$ 536(E)	$ -	$ 13,741
					(536) (F)
Rental income	-	-	-	-	-	-	-
	8,720	-	5,021	-	-	-	13,741
Cost of sales	4,419	-	2,357	-	268 (E)	-	6,776
					(268) (F)
Gross profit	4,301	-	2,664	-	-	-	6,965

Other operating costs:
Selling, general and administrative	10,751	184	1,755	(184)	-	(71) (G)	12,435
Depreciation and amortization	534	-	31	-	-	-	565
	11,285	184	1,786	(184)	-	(71)	13,000

Operating income (loss)	(6,984)	(184)	878	184	-	71	(6,035)

Other income (expense):
Interest expense	-	(66)	(120)	54	-	22 (H)	(110)
Other, net	12	-	131	-	-	-	143
	12	(66)	11	54	-	22	33
Income (loss) before income taxes and discontinued operations	(6,972)	(250)	889	238	-	93	(6,002)
Income taxes	-	-	-	-	-	-	-
Income (loss) from continuing operations	(6,972)	(250)	889	238	-	93	(6,002)

Loss from discontinued operations	(12)	-	-	-	-	-	(12)
Net income (loss)	(6,984)	(250)	889	238	-	93	(6,014)

Preferred dividends	(34)	-	-	-	-	-	(34)
Net income (loss) allocable to common shareholders	$ (7,018)	$ (250)	$ 889	$ 238	$ -	$ 93	$ (6,048)

Basic and diluted loss per share	$ (0.33)	$ (0.08)	$ 0.18				$ (0.20)

Basic and diluted weighted average shares outstanding	21,472,634	3,306,122 (I)	5,000,000 (J)				29,778,756

MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands, except share and per share data)

Pro forma adjustments are computed assuming the merger transaction was consummated on January 1, 2006.

(A)	Represents MDI, Inc. ("MDI") historical statement of operations for the year ended December 31, 2006.
(B)	Represents STC Holdings, Inc. ("STC") historical statement of operations for the year ended December 31, 2006.
(C)
Represents FAS Construction Management, Inc. ("FAS") historical statement of operations for the year ended December 31, 2006 including STC Holdings, Inc. as part of the consolidated statement of operations.

(D)
Represents the elimination of STC statement of operations which was included in the December 31, 2006 FAS consolidated statement of operations.  STC disposition column does not agree to historical audited STC consolidated statement operations by $12 due to purchase accounting applied on date of purchase June 2006.

(E)
Represents elimination entries to reflect FAS as a stand alone business (excluding STC) as of January 1, 2006.  This entry records net sales of $536 and cost of sales of $268 related to management of the property owned by STC (eliminated in entry F).

(F)	Represents elimination of intercompany charge $536 and related cost of sales $268 related to FAS management of the property owned by STC.
(G)	Represents elimination of FAS board of directors' fees of $71.
(H)	Elimination of related party interest expense of $22 from forgiveness of debt as part of the October 19th, 2007 sale of FAS to MDI.
(I)	STC Holdings, Inc. purchase price was 3,306,122 shares, increase reflects weighted share average impact of January 1, 2006 acquisition assumption.
(J)	FAS Construction Management, Inc. purchase price was 5,000,000 shares, increase reflects weighted average impact of January 1, 2006 acquisition assumption.

MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(in thousands, except share and per share data)

	MDI, Inc. (A)	STC Holdings, Inc. (B)	FAS Construction Management, Inc. (C)	Disposition of STC Holdings, Inc. (D)	Entries in Consolidation and Intercompany Eliminations	Pro Forma Adjustments	MDI, Inc. Pro Forma

Net sales	$ 5,949	$ -	$ 4,116	$ -	$ (16) (H)	$ -	$ 10,049
Rental income	-	370	147	(370)	223 (E)	-	24
					(346) (F)
	5,949	370	4,263	(370)	(139)	-	10,073
Cost of sales	2,686	-	1,986	-	-	-	4,672
Gross profit	3,263	370	2,277	(370)	(139)	-	5,401

Other operating costs:
Selling, general and administrative	7,312	61	1,534	(61)	223 (E)	(142) (I)	8,565
					(346) (F)
					(16) (H)
Depreciation and amortization	89	95	107	(95)	67 (G)	-	263
	7,401	156	1,641	(156)	(72)	(142)	8,828

Operating income (loss)	(4,138)	214	636	(214)	(67)	142	(3,427)

Other income (expense):
Interest expense	(49)	(327)	(583)	327	-	34 (J)	(598)
Other, net	511	-	132	-	-	-	643
	462	(327)	(451)	327	-	34	45
Income (loss) before income taxes	(3,676)	(113)	185	113	(67)	176	(3,382)
Income taxes	(2)	-	(20)	-	-	-	(22)
Net income (loss)	(3,678)	(113)	165	113	(67)	176	(3,404)

Preferred dividends	(25)	-	-	-	-	-	(25)
Net income (loss) allocable to common shareholders	$ (3,703)	$ (113)	$ 165	$ 113	$ (67)	$ 176	$ (3,429)

Basic and diluted loss per share	$ (0.12)	$ (0.31)	$ 0.03				$ (0.10)

Basic and diluted weighted average shares outstanding	29,767,250	363,310 (K)	5,000,000 (L)				35,130,560

MDI, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(in thousands, except share and per share data)

Pro forma adjustments are computed assuming the merger transaction was consummated on January 1, 2007.

(A)	Represents MDI, Inc. ("MDI") historical statement of operations for the nine months ended September 30, 2007.
(B)	Represents STC Holdings, Inc. ("STC") historical statement of operations for the nine months ended September 30, 2007.
(C)
Represents FAS Construction Management, Inc. ("FAS") historical statement of operations for the nine months ended September 30, 2007 including STC Holdings, Inc. as part of the consolidated statement of operations.

(D)	Represents the elimination of STC statement of operations which was included in the September 30, 2007 FAS consolidated statement of operations.
(E)
Represents elimination entries to reflect FAS as a stand alone business (excluding STC) as of January 1, 2007.  This entry adds back $223 of rental income (eliminated in entry H) to reflect intercompany elimination of STC disposition and adds back the administrative expense of $223 paid by FAS to STC for rental expense (eliminated in entry H).

(F)	Elimination of $346 rental income and expense charged by STC Holdings to FAS $223 and MDI $123.
(G)	Represents additional $67 depreciation expense related to step up in basis of property placed in service in January 2007.
(H)	Elimination of intercompany sales and expenses of $16 related to services performed by FAS for MDI.
(I)	Represents elimination of FAS board of directors' fees of $142.
(J)	Elimination of related party interest expense of $34 from forgiveness of debt as part of the October 19th, 2007 sale of FAS to MDI.
(K)
On January 31, 2007, the Company entered into a Stock Purchase Agreement with Stratis Authority, Inc. (“Stratis”) pursuant to which Stratis agreed to purchase 5,306,122 shares of common stock (“Shares”).  Stratis assigned its rights to purchase the Shares to Ridgemont Investment Group LLC (“Ridgemont”) and the Company consented to the assignment on August 7, 2007 by entering into a Consent to Assignment of and Amendment to Stock Purchase Agreement pursuant to which Ridgemont agreed to purchase from the Company the Shares for the following consideration (“Purchase Price”): (a) $2,600,000 in exchange for 2,000,000 of the Shares; and (b) in exchange for 3,306,122 of the Shares, Ridgemont agreed to transfer to the Company all of the shares of STC Holdings, Inc. The 336,310 share increase represents the weighted average share impact of January 1, 2007 acquisition assumption.

(L)	FAS Construction Management, Inc. purchase price was 5,000,000 shares, increase reflects weighted average impact of January 1, 2007 acquisition assumption.